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                                                                    EXHIBIT 10.1


STATE OF GEORGIA        )
                        )
COUNTY OF CHATHAM       )


                                 LEASE AGREEMENT

         This Lease is made as of this 12th day of February, 2001, by and between Southpoint Building, LLC, ("Landlord"), AND C&S Bancorporation, Inc., ("Tenant").

                                   WITNESSETH:

         For and in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1.       CERTAIN DEFINITIONS (as used in this Lease):,

(a) "Property" or "Building" shall mean that certain property, located at and being more commonly known as Southpoint, Savannah Chatham, Georgia.

(b) "Premises" shall mean those certain premises being Building B, Suite 101B, 401 Mall Boulevard, Savannah, Georgia.

(c) "Lease Term" shall mean and include the initial period of this Lease as set forth in section 2 hereunder.

2.       LEASE AND TERM:

(a) Lease Term: Landlord, for and in consideration of rents to be paid and the covenants to be performed by Tenant, does hereby rent and lease the Premises to Tenant for a period beginning February 12, 2001 and ending August 31, 2001. Beginning September 1, 2001, lease to be on a month-to-month basis with either party giving thirty day written notice to vacate.

3.       RENT:

(a) Tenant shall pay without demand, deduction, or set-off, rent for the Premises in the amount of Two Thousand One Hundred and Sixty-Seven Dollars ($2,167.00) payable in advance, on the first (lst) day of each calendar month.

(b) Place of Payment: The rental provided for herein shall be paid to Landlord, in lawful money of the United States of America, at Post Office Box 8807, Savannah, Georgia 31412, or at such other address or to such other person as Landlord may from time to time designate in writing.
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4.       USE OF PREMISES:

Tenant shall have the right to use the Premises for general office space and for no other purpose; provided, however that Tenant shall at its own cost and expense, procure each and every permit, license, certificate, or other authorization or any renewals, extensions or continuances of the same required in connection with the lawful and proper use of the Premises. Neither the failure on the part of the Tenant to procure such permit, license, certificate or other authorization nor the revocation of the same shall in any way affect the liability of Tenant for the payment of rent or the performance or observance of any of the covenants or conditions herein contained on the Tenant's part to be performed and observed.

Tenant shall not do or permit anything to be done about the Premises nor bring or keep anything therein which will in any way violate any applicable law, rule, ordinance, or regulation of any governmental body, or which will cause a cancellation of any insurance policy required by this Lease or make it impossible to obtain such insurance from an insurance company of sound reputation and financial standing. If, as a result of or in connection with Tenant's use of the Premises, (notwithstanding that such use may have been permitted or consented to by Landlord) the fire insurance rate shall be higher than that rate which would be applicable to the original use: of the Premises Tenant shall pay Landlord such portion of the premium for fire insurance policies in force and, effect with respect to the aforesaid properties as shall be attributable to its use of the Premises. If Tenant believes any such escalation request to be unreasonable, Tenant shall have the right to procure more favorable rates for Landlord to be underwritten by a comparable insurance company licensed to do business in the state of Georgia.

5.       CONDITION AND MAINTENANCE OF PREMISES:

(a) Condition of Premises: Landlord has made no representations or warranties with respect to the Premises and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as may herein be expressly set forth. Landlord expressly warrants that, as of the date of execution of this Lease, there is no fire code violation with respect to the Building and there is no violation of any building or zoning ordinance. Tenant accepts property as is.

(b) Acceptance by Tenant: Tenant does hereby represent and warrant to Landlord that Tenant is fully acquainted with the nature and conditions of the Premises. Tenant hereby represents and warrants to Landlord that the Premises are suitable and adequate in all respects for any and all activities and uses which Tenant may elect to conduct thereon at any time during the term hereof.

(c) Maintenance and Repairs: Landlord shall be responsible for maintaining and repairing the HVAC, roof, exterior walls, gutters and water spouts, plumbing (excluding stoppages due to improper use), replacement of light bulbs, and electrical systems of the Premises and shall keep the same in good condition and repair. Landlord shall be under no obligation to perform any such maintenance or make any such repairs unless Tenant shall first have made a demand for same. Any maintenance or repair for which Landlord is obligated to


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         perform or make shall be commenced at the earliest practicable time
         (not to exceed thirty (30) days from the date of Tenant's demand) and diligently pursued to completion. Tenant shall be responsible for the cost of any of the foregoing if such repairs or maintenance were caused or occasioned by any act or omission of Tenant.

         Tenant shall be responsible for all other forms of maintenance of or repair to the Premises, including without limitation, interior painting, carpeting, or plate glass replacement. Tenant shall cause the same to be maintained in good condition throughout the Term. No alterations shall be made by the Tenant which affects the structure of the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

(d) Tenant's Obligations: Tenant shall at all times maintain the Premises, including but not limited to the interior of the building, and improvements in general, in good repair and tenantable condition. Tenant is responsible for the disposal of trash created by its occupancy and operations in the Premises and that which may accumulate through its related activities in the area adjacent to the Premises. Trash shall not be allowed to accumulate but shall be disposed of within a reasonable time by Tenant. In discharging its duty of maintenance and care throughout the term of the lease, Tenant shall see that the Premises and all improvements thereon are kept free from waste or nuisance. Should Tenant neglect reasonably to perform any of its obligations as set forth in this subparagraph at all times throughout the term of the Lease, Landlord shall have the right (but not the obligation) to cause any such obligation to be accomplished, and all costs reasonably incurred in connection therewith shall be repaid by Tenant to Landlord as additional rent, due on the next rental installment date.

(e) Right of Inspection: Tenant shall permit Landlord and his agents to enter into and upon the Lease Premises at all reasonable times upon reasonable notice for the following purposes: (i) for the purpose of inspecting or maintaining the same; (ii) for the purpose of making repairs, alterations or additions to the Premises, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required; and (iii) for the purpose of placing upon the Premises any usual or ordinary "For Sale" signs, and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. If Tenant shall not be personally present to open and permit an entry into the Premises, when for any reason on entry therein shall be necessary or permissible hereunder, Landlord or its agents may forcibly enter, in the case of emergency without rendering Landlord or its agents liable to any claim or cause of action for damages by reason thereof, except where Landlord has been negligent and without in any measure affecting Tenant's obligations hereunder. Tenant shall permit Landlord, at any time within one (1) month prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "To Let" or "To Lease" signs.

(f) Tenant's Surrender: On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the


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         Premises occasioned by the removal of its trade fixtures, furnishings, and equipment, prior to the expiration or sooner termination of this Lease. All interior improvements made by Landlord shall remain the property of Landlord and shall not be removed by Tenant.

6.       ALTERATIONS AND IMPROVEMENTS:

(a) Tenant's Expense: Tenant may, from time to time, at its sole cost and expense, make such alterations, restorations, changes, replacements, or installations, structural or non-structural (hereinafter collectively called "Alterations") in, of, or to the Premises as Tenant deems necessary or desirable for its use of the Premises' provided, however, that no structural Alteration shall be undertaken by Tenant unless Tenant shall have received Landlord's prior written approval of plans and specifications prepared by a registered architect of the proposed structural Alterations, which approval shall not be withheld or delayed unless Landlord shall determine in good faith that such proposed Alterations will adversely affect the fair market value of the Premises or be detrimental to the structural soundness of the Premises. Tenant, in making any Alterations, shall use materials equal to or better than those used in the construction of the Premises and shall comply with all applicable laws, orders and regulations of federal, state, county and municipal authorities. Tenant shall obtain or cause to be obtained all building permits, licenses, temporary and permanent certificates or occupancy and other governmental approvals which may be required in connection with the making of Alterations. Landlord shall cooperate with Tenant in obtaining governmental permits, approvals and certificates and shall execute any documents required in furtherance of such purpose. All Alterations and improvements (other than trade fixtures), once attached to the Premises, shall not be removed by Tenant, except that any Alterations or Improvements made by Tenant which are removable without damage to the Premises shall remain the property of Tenant.

(b) Insurance: Tenant shall obtain, at its sole expense, a policy of insurance insuring Tenant, Landlord and any other person designated by Landlord against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises. Such insurance shall provide for liability limits as set forth in Section 8 herein.

7.       TAXES:

(a) Personal Property Taxes: During the Term of this Lease, Tenant shall pay all taxes levied upon any trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and shall pay all taxes attributable to any leasehold improvements which may be made to the Premises by Tenant. When possible, Tenant shall cause said trade fixtures, furnishings, equipment, personal property and leasehold improvements to be separately assessed. If, however, any or all of same shall be assessed and taxed with Landlord's real property, Tenant shall pay to Landlord such taxes as are attributable to Tenant's trade fixtures, furnishings, equipment, personal property and


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         leasehold improvements within ten (10) days after receipt of notice from Landlord advising Tenant of the taxes applicable to Tenant's property.

(b) Additional Taxes: If at any time during the term of this Lease there shall be assessed or imposed a license fee, tax or assessment measured by the rent payable under this Lease, then all such taxes, assessments or fees shall be the obligation of Tenant. Tenant shall pay and discharge the same as it would the imposition of personal property taxes under this section.

8.       INDEMNITY AND INSURANCE:

(a) Public Liability Insurance: Tenant shall keep or cause to be kept public liability insurance to afford protection against any and all claims for damages which may be made by any person or persons alleging injury or damage in, on, or about the Premises, including any street, sidewalk, or land abutting the Premises. Such insurance shall provide for liability limits of not less than $1,000,000.00 for injury or death to any number of persons in any one occurrence and $100,000.00 for damage to property in any one occurrence. Such policy shall name Landlord as an additional insured.

(b) Insurance in Tenant's Fixtures: Tenant shall procure insurance against loss or damage in an amount not less than the full replacement cost of
         (i) Tenant's fixtures, equipment and merchandise which may be from time to time located in the Building; and (ii) trade fixtures and equipment of others which are in Tenant's possession and which are located within the Building; and (iii) the contents of the Building. Such policy shall name Landlord as an additional insured. As long as this Lease is in effect, the proceeds from any such policy shall be used only for the repair or replacement of said fixtures, equipment and merchandise.

(c) Workmen's Compensation Insurance: Tenant shall procure Workmen's Compensation Insurance for all employees of Tenant engaged on or with respect to the Premises as required by the laws of the State of Georgia. Such policy shall name Landlord as an additional insured.

(d) Notice of Cancellation: Each such policy or certificate shall bear an endorsement to the effect that notice of intention of cancellation thereof shall be given to Landlord at least ten (10) days prior to the effective date of any such cancellation.

(e) No Forfeiture Provision: Each such policy or certificate shall to the extent obtainable contain a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall effect or limit the obligation of the insurance company to pay the amount of any loss sustained.

(f) Proof of Coverage: upon the execution of this Lease and thereafter not less than thirty (30) days prior to the expiration date of each required policy, Tenant shall deliver to Landlord a certified copy of each such policy (or with the consent of Landlord, in the case


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         of liability insurance, a certificate of the insurer reasonably satisfactory to Landlord) bearing a notation evidencing the payment of the premium or accompanied by other evidence reasonably satisfactory to Landlord of such payment.

(g) List of Insurance Policies: Tenant shall furnish Landlord annually, or more often if Landlord shall so request, a certificate signed by an authorized officer of Tenant containing a detailed list of the insurance policies then outstanding and in force on the Premises and stating that such insurance complies with the requirements of this Article.

(h) Tenant's Default: Tenant covenants to pay all premiums with respect to all such insurance as the same falls due. Should Tenant fail to keep in effect, maintain or renew any insurance provided for in this Article or to pay the premium therefore, or to deliver to Landlord any of such policies or certificates required by this Article, Landlord at its option, but without obligation to do so, may procure such insurance and charge Tenant with the cost and premiums therefore.

(i) Indemnification: Tenant does hereby agree to protect, indemnify, defend, save and hold Landlord harmless from and against any and all liability for damages to person or property arising out of or in any way related to Tenant's use of the Premises, or Tenant's failure to keep and maintain the Premises, or Tenant's non-observance of any law, ordinance or regulation applicable to the Leased Premises. The foregoing shall be absolute and shall not be impaired or dismissed by any obligation to maintain insurance under this Lease Agreement. This Section shall not inure to the benefit any insurer or underwriter of any policy required hereunder.

9.       UTILITIES AND SERVICES:

(a) Landlord shall pay all charges for cooling, heat, and electric current, used in or on the Premises, up to $1.50 per square foot of the occupied Premises on an annualized basis. Tenant shall reimburse Landlord, as billed, for all charges which exceed these maximum amounts.

10.      DAMAGE OR DESTRUCTION:

         In the event that the Premises are damaged or destroyed by fire, storm or other casualty so that fifty percent (50%) or more of the Premises shall be rendered untenantable or unusable, payments of Rent may be discontinued, at the option of the Tenant, until the Premises may be rebuilt or restored to their former condition. The determination whether the Premises shall be rebuilt or restored shall rest solely with the Landlord, which determination Landlord shall make as soon as practicable but in no event later than ninety (90) days following the date of occurrence that renders such portion of the Premises untenantable or unusable.

         Should Landlord decide not to rebuild or restore, then this Lease shall terminate and neither party shall be further obligated to the other except that Tenant shall be responsible


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         to pay Landlord all Rent for the current Lease Year owed to Landlord up to the date of such termination, plus such amount or amounts as may be owed to Landlord on termination, for which Tenant is responsible under any provision of this Lease, including without limitation, unpaid rent attributable to any prior period. Should Landlord decide to rebuild or restore, then any such rebuilding or restoration shall be commenced as quickly as possible and diligently pursued to completion.

         In the event that the Premises are damaged or destroyed by fire, storm or other casualty so that less than fifty percent (50%) of the Premises shall be rendered untenantable or unusable, then payment of Rent may be reduced, at the option of Tenant, in the same proportion as the number of square feet of the Premises which is untenantable or unusable bears to the total number of square feet of Premises which existed prior to the loss or destruction. If less than fifty percent (50%) of the Premises is damaged or destroyed, Landlord shall rebuild or restore the Premises to its former condition, unless the portion of the Premises untenantable or unusable occurs during the last Lease term of the Lease.

11.      CONDEMNATION:

(a) Complete Taking: If at any time during the Term, title to the entire Premises should become vested in a public or quasi-public authority by virtue of the exercise of a taking by condemnation or the right of eminent domain, or by voluntary transfer from Landlord under threat of such taking, or in the event that title to a portion of the Premises should be so taken or transferred rendering continued use by Tenant commercially impossible, then this Lease shall terminate as of the time of vesting of title, after which neither party. shall be further obligated to the other except that Tenant shall be responsible to pay Landlord all rent for the current Lease Year owed to landlord up to the date of such termination, plus such amount or amounts as may be owed to Landlord on account of any matter, event or occurrence, antedating such termination, for which Tenant is responsible under any provision of this Lease, including without limitation, unpaid rent attributable to any prior period.

(b) Partial Taking: In the event of a partial taking or transfer in lieu thereof involving fifty percent (50%) or more of the Premises, Tenant shall have the option to terminate this Lease, and if exercised, neither party shall be further obligated to the other, except that Tenant shall be responsible to pay Landlord rent for the current Lease Year owed to Landlord up to the date of such partial taking or transfer in lieu thereof, plus such amount or amounts as may be owed to Landlord on account of any matter, event or occurrence, antedating such partial taking or transfer in lieu thereof for which Tenant is responsible under any provision of this Lease, including without limitation, unpaid rent attributable to any prior period.

         In the event of a partial taking or transfer in lieu thereof of less than fifty percent (50%) of the Premises, payments of rent may be reduced, at the option of Tenant, in the same proportion as the number of square feet of the Premises taken or transferred bears to the


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         total number of square feet of the Premises prior to the taking or transfer in lieu thereof. In all other respects this Lease shall be unaffected.

(c) Condemnation Award: In the event of any such taking or transfer in lieu thereof, whether for the entire Premises or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection with the loss of fee simple title to the Premises or a portion thereof shall belong to Landlord, and Tenant shall have no claim thereto or interest therein. Provided, however, the foregoing shall not prevent Tenant from seeking compensation in its own name and behalf for the loss of its right to use and occupy the Premises under this Lease.

12.      SUBLETTING AND ASSIGNMENT:

         Tenant shall not assign this Lease or any interest therein, either voluntarily or by operation of law, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord, which consent will not be unreasonably withheld. In the event of assignment, Tenant shall remain responsible for the performance of all obligations of any subsequent tenant pursuant to this Lease. Any such assignment, or subletting, without such written consent first had and obtained, shall be void, and shall, at the option of Landlord, terminate this lease.

13.      DEFAULT:

(a) Events of Default: The occurrence of any of the following shall constitute a material default and breach of the Lease ("Event of Default") by Tenant:

(i) Any failure by Tenant to pay the basic rental or any other payment required to be made by the Tenant hereunder when due, or

(ii) The abandonment or vacating, in whole or in part, of the Premises by Tenant, or

(iii) Failure to discharge any lien filed against the Premises on Tenant's account which failure shall continue uncured for thirty (30) days after Tenant's actual notice of its filing, or

(iv) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, which failure shall continue for twenty (20) days after written notice thereof by Landlord to Tenant- provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such 20-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion, or

(v) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant or any guarantor of Tenant of a petition to have Tenant or any guarantor of Tenant adjudged a bankruptor of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or


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         any guarantor, the same is dismissed within sixty (60) days) the appointment of a trustee or receiver to take possession of substantially all of Tenants' assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

(b) Remedy upon Default: Upon the occurrence of any event of default, Landlord may exercise any one or more of the following remedies, it being agreed that pursuit of any other remedy or remedies herein provided or provided by law, and that any of such remedies may be pursued regardless of whether or not the default continues to exist and whether or not Landlord accepts or has accepted Rent subsequent to the occurrence of such default; (1) Terminate this Lease by giving notice to Tenant, in which event Tenant shall immediately surrender possession of the Premises and repossess itself thereof. Landlord may use such force as may be necessary, without being guilty of trespass, forcible entry, detainer or other tort. Tenant shall have, subject to any claims of Landlord, thirty (30) days thereafter to remove any personal property belonging to Tenant which remains on the Premises, and thereafter, all such personal property remaining on the Premises shall become the property of Landlord; or (2) with or without terminating this Lease, and without notice to Tenant, enter upon the Premises or any part thereof, change the locks and relet the Premises, without advertisement, by private negotiations, and for any term and rental rate which Landlord in its sole discretion determines. Tenant shall be liable to Landlord for all rent due hereunder and for all of Landlord's reasonable costs and expenses, including attorney's fees and real estate commissions in connection with any reletting, and all costs needed to bring the Premises into similar condition as existed at the time this Lease was executed, normal wear and tear excepted. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied or attributed firstly to the payments of any indebtedness other than Rent due hereunder; secondly, to the payment of any brokerage fees and attorneys' fees and of the costs of any repairs for which Tenant is responsible; and thirdly to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may come due and payable hereunder. If, during any month hereunder, the net amount of reletting rentals received which are attributed to Rent due from Tenant hereunder shall be less than the total amount of the Rent required-to be paid by Tenant during that month, then Tenant shall pay any such deficiency to Landlord, such deficiency to be calculated and paid monthly. No such reentry or taking of possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease for such previous breach if not by that time cured; or (3) Landlord may, at his option and not withstanding any other provisions or remedies available to Landlord herein, terminate the Lease Agreement and receive as liquidated damages from Tenant the present cash value of all remaining monies owed to Landlord for the term of the Lease Agreement; or (4) pursue any and all other rights and remedies available at law or in equity.


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14.      TENANT'S BANKRUPTCY

         In addition to Landlord's remedies under Paragraph 14, Landlord may, at its sole discretion and without further notice, invoke the following provisions-

(a) Upon Tenant's bankruptcy, this Lease and all rights of Tenant hereunder shall automatically terminate with the same force and effect as if the date of such event were the date stated herein for the expiration of the Term, and Tenant shall vacate and surrender the Premises, but shall remain liable as herein provided. Landlord reserves any and all remedies; provided herein or at law or in equity.

(b) If this Lease is not terminated in accordance with subsection 15(a) above because such termination is not allowed under the Bankruptcy Code, upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as Debtor or Debtor in Possession, or any trustee who may be appointed, agree: (1) to perform promptly each and every obligation of Tenant under this Lease until such time as it is assumed or rejected by operation of law; (2) to pay monthly in advance on the first day of the month as reasonable compensation for the use and occupancy of the premises an amount equal to the monthly Rent, (3) to reject or assume this Lease within sixty (60) days of the filing of a petition under Chapter 7 of the Bankruptcy Code or within thirty (30) days of the filing under any other Chapter; (4) to give Landlord thirty
         (30) days written notice of any proceeding relating to the assumption or rejection of this Lease, or any abandonment of the Premises by Tenant, such abandonment to be deemed conclusively a rejection of the Lease; (5) to be deemed to have and (6) to have consented to the entry of any order by the appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

15.      RULES AND REGULATIONS:

         Tenant's use of the Leased Premises shall be subject, at all times during the term of this Lease, to Landlord's right to adopt from time to time, modify, and/or rescind reasonable rules and regulations not in conflict with any of the express provisions hereof governing the use of the signs, exteriors or buildings, lighting and other matters affecting other tenants in and the general management and appearance of the building of which the Leased Premises are a part, but no such rule or regulation shall discriminate against Tenant. Tenant agrees to comply with all such rules and regulations upon Notice to Tenant from Landlord. Tenant expressly agrees as follows:

(a) No radio or television aerial or other similar devise shall be erected on the roof or exterior walls of the Leased Premises or the building in which the Leased Premises are located without first obtaining in such instance the Landlord's consent in writing. Any aerial so installed without such written consent shall be subject to removal at Tenant's expense without notice at any time. Tenant shall bear full responsibility for the proper installation and maintenance of said aerial, and shall be liable to Landlord for any costs associated


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         with correcting or repairing any damage to the Premises which is attributable to the use, installation, or maintenance of the aerial.

(b) Tenant shall keep the inside of the Leased Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures inside the Leased Premises, and shall be responsible for the cost of repairs for any damage caused by Tenant's failure to abide by this rule.

(c) The plumbing facilities shall not be used for any other purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

(d) Tenant shall keep and maintain the Leased Premises (including, without limitation, exterior and interior portions of all windows, doors and all other glass) in a neat and clean condition and in accordance with the general character of the building.

(e) Tenant shall pay before delinquency all license or permit fees and charges of a similar nature for the conduct by Tenant, or for concessionaire, or any business or undertaking authorized herein to be conducted in the Leased Premises.

(f) Tenant shall not perform any act or carry on any practice which may damage, mar or deface the Leased Premises or any other part of the building.

(g) Tenant shall not place a load on any floor in the interior delivery system, if any, or in the Leased Premises, or in any area of the building, except the floor are foot which such floor was designed to carry or install, operate or maintain therein any heavy item equipment except in such manner as to achieve a proper distribution of weight.

(h) Tenant shall not install, operate or maintain in the Lease or in any other area of the building, any electrical equipment which does not bear underwriters' approval, or which would overload the electrical system, or any part thereof, beyond its capacity for proper and safe operation as determined by Landlord.

(i) Tenant shall not suffer, allow or permit vibration, noise, light, odor or other effect to emanate from the Leased Premises, or any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Landlord or any of the other occupants of the building or their customers, agents or invitees or any others lawfully in or upon the building. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

16.      FORCE MAJEURE:

         If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor trouble, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under this Lease, the period of the performance of any such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, the provisions of this section shall at no time operate to excuse Tenant from any obligation for payment of rent, or any other payments required by the terms of the Lease when the same are due, and all such amounts shall be paid when due.

17.      SUCCESSORS AND ASSIGNS:

         The terms and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective heirs, successors, executors, administrators, and assigns.

18.      NOTICES:

         All communications, notices, and demands of any kind required under this Lease, shall be made in writing and sent by registered or certified mail, return receipt requested, to the following addresses:

         to Landlord:          Southpoint Building, LLC                   and      Southpoint Building, LLC
                               Post Office Box 8807                                Attn.: Anthony S. Eichholz
                               Savannah, Georgia 31412                             318 East Bay Street
                                                                                   Savannah, Georgia 31401

         to Tenant:            C&S Bancorporation, Inc.
                               Attn.: Brian R. Foster, President
                               401 Mail Boulevard Suite 101B
                               Savannah, Georgia 31406

         Either party may change its address by giving the other party written notice of its new address as herein provided.

19.      SIGNS:

         Tenant shall have the right to erect a sign on the exterior of the Building, such sign to be securely attached and parallel to said exterior wall, provided, however, that any sign erected by Tenant shall be in keeping with the customary trade signs identifying the business of the Tenant. Tenant must receive Landlord's prior written approval of any signs to be placed on the exterior walls of the Building, which approval shall not unreasonably be withheld. The erection of any signs by Tenant shall be subject to and in conformance with all applicable laws, zoning ordinance, and building restrictions or covenants on record, and in no event shall any restriction of Landlord be more restrictive than the applicable laws and ordinances. On or before termination of this Lease, Tenant shall, with the prior written consent of the Landlord, remove any and all signage from Premises and Building and shall repair any damage or disfigurement, and close any holes, caused by such removal. Should Tenant fail to remove said signs within said period of time, Landlord may remove and dispose of said signs and Tenant shall be responsible to Landlord for the cost of removal and disposition of said signs.

20.      SUBORDINATION AND ATTORNMENT:

(a) Tenant's rights hereunder shall be subject to any mortgage or deed to secure debt conveying the Premises which now exist or may hereafter be granted Landlord.

(b) In the event Landlord shall hereafter assign his interest in the Lease as collateral security for a loan, Tenant agrees that it will, upon the request of Landlord, execute an adornment agreement with the Landlord's assignee, under which Tenant will recognize the assignee as Landlord in all respects, provided that the assignee shall agree in writing to recognize the validity of the Lease so long as Tenant is not in default hereunder.

21.      MODIFICATION AND WAIVER:

(a) Modification: No modification of or amendment to this Lease shall be binding unless contained in a writing signed by both the Landlord and the Tenant.

(b) Waiver: The failure by Landlord, whether once or more than once, to act upon a specific breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition nor of any subsequent breach of the same or any other term, covenant or condition herein contained. Any subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant timely to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition or the Lease shall be deemed to have been waived by Landlord unless such waiver shall be specifically expressed in writing by Landlord.

22.      ATTORNEY'S FEES:

         If either party commences an action against the other to enforce any of the terms hereof or because of the breach by either party of any of the terms hereof, the losing party shall pay to the prevailing party reasonable attorney's fees and expenses. If the action is to collect outstanding or delinquent rent or other amounts owed pursuant to the terms of the Lease, the losing party shall pay attorneys' fees in an amount equal to fifteen percent (15%) of the amount owed. The right to such attorneys fees and expenses shall be deemed to have accrued upon the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

23.      MISCELLANEOUS PROVISIONS:

(a) Governing Law: This Lease is a Georgia contract and shall be construed and enforced in accordance with the laws of the State of Georgia.

(b) Severability: If any provision of this Lease shall be declared invalid or unenforceable for any reason by a court of competent jurisdiction, the parties declare that it shall be severable, and that all remaining provisions of this Lease shall remain in full force and effect.

(c) No Estate- This Lease does not convey to or create in the Tenant any interest or estate in the Premises, Tenant's sole rights with respect to the Premises being as set forth in this Lease.

(d)      Time of the Essence: Time is of the essence of this Lease.

(e) Prior Agreements: This Lease defines the rights, duties and obligations of the parties with respect to the Premises and supersedes all prior agreements and understandings between the parties with respect to the Premises.

(f) Quiet Enjoyment.- Landlord warrants that it has the full right and power to execute and perform this Lease and to grant unto Tenant the rights with regard to the Premises granted in this Lease to Tenant, and that the quiet and peaceable enjoyment of such right by Tenant, on payment of the Rent and performance of the covenants contained herein by Tenant, shall go and remain undisturbed by Landlord or anyone claiming by, through or under Landlord.

(g) Recording of Lease: Landlord and Tenant agree that this Lease shall not be recorded; provided, however, upon the request of either party, the other party shall join in the execution of a Memorandum of the Lease for the purpose of recording same. The Memorandum shall describe the parties, the demised Premises, the term of the Lease and shall incorporate the Lease by reference.

(h) Counterparts: This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) With ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the Americans with Disabilities Act of 1990 ("ADA") relating to any portion of the Property or of the Premises; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Property or of the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Property or the Premises.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Agreement to be duly executed as of the day and year first above written.


LANDLORD: SOUTHPOINT BUILDING, LLC by                    February 10, 2001
                                                         -----------------
                                                         Date


/s/ Sylvan M. Byck, Jr.                 (L.S.)
----------------------------------------
Sylvan M. Byck, Jr., Manager


/s/ Witness
----------------------------------------
Witness


TENANT: C&S BANCORPORATION, INC. by                      /s/ February 12, 2001
                                                         ---------------------
                                                         Date


/s/ Brian R. Foster                     (L.S.)
----------------------------------------
Brian R. Foster, President


/s/ Witness
----------------------------------------
Witness